UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 18, 2026

SSR Mining Inc.
(Exact name of Registrant as Specified in Its Charter)

British Columbia
(State or Other Jurisdiction of Incorporation)

001-35455
(Commission File Number)

98-0211014
(I.R.S. Employer Identification No.)

6900 E. Layton Ave., Suite 1300, Denver, Colorado USA 80237
(Address of principal executive offices) (zip code)

(303) 292-1299
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares without par value	SSRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 8.01. Other Events.

On February 18, 2026, SSR Mining Inc. (the “Company”) issued a notice of redemption (the “Redemption Notice”) for its $230,000,000 original aggregate principal amount of its 2.50% Convertible Senior Notes due 2039 (the “Notes”). There is currently $227,495,000 aggregate principal of Notes outstanding. The Notes were issued pursuant to an indenture dated as of March 19, 2019 (the “Indenture”), between the Company and the Bank of New York Mellon, as Trustee. Pursuant to the Redemption Notice, on March 20, 2026 (the “Redemption Date”), the Company will redeem all Notes that have not been converted prior to such date and will pay (i) a redemption price equal to 100% of the principal amount of the aggregate principal amount of Notes outstanding (the “Redemption Price”), plus (ii) accrued and unpaid interest on the Notes to, but excluding, the Redemption Date, plus (iii) a make-whole premium equal to the present value of the remaining scheduled payments of interest that would have been made on the Notes to be redeemed had such Notes remained outstanding from the Redemption Date to April 1, 2026, excluding interest accrued to, but excluding, the Redemption Date, which is otherwise paid pursuant to the preceding clause (ii) (the “Make-Whole Premium,” and together with the Redemption Price, the “Total Redemption Amount”). On the Redemption Date, the Total Redemption Amount will become due and payable upon each Note to be redeemed and interest thereon will cease to accrue on and after the Redemption Date.

The Notes called for redemption may be converted by holders at any time before 5:00PM New York City time on March 19, 2026 (the “Conversion Deadline”). The Conversion Rate for Notes converted after the date of the Redemption Notice and prior to the Conversion Deadline will be equal to 56.7931 common shares of the Company, without par value (the “Common Shares”), per $1,000 principal amount of the Notes (representing the initial Conversion Rate of 54.1082, which has been adjusted in accordance with the terms and conditions of the Indenture). The Company will settle any conversions occurring after the date of the Redemption Notice and prior to the Conversion Deadline by delivering Common Shares, plus cash in lieu of any resulting fractional shares and accrued and unpaid interest on the Notes to, but excluding the date of conversion, and the Make-Whole Premium.

A copy of the news release is furnished herewith as Exhibit 99.1 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release, dated February 18, 2026, announcing notice of redemption for convertible notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SSR Mining Inc.

By:	/s/ Eric Gunning
Name:	Eric Gunning
Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: February 18, 2026